UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2025 (December 10, 2025)

BRANDYWINE REALTY TRUST
BRANDYWINE OPERATING PARTNERSHIP, L.P.
(Exact name of registrant as specified in charter)

Maryland
(Brandywine Realty Trust)	001-9106	23-2413352
Delaware
(Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)
2929 Arch Street
Suite 1800
Philadelphia,
PA
19104
(Address of principal executive offices) (Zip Code)
(610)
325-5600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	BDN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Brandywine Realty Trust
:
Emerging growth company ☐
Brandywine Operating Partnership, L.P.
:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brandywine Realty Trust
: ☐
Brandywine Operating Partnership, L.P.
: ☐

Explanatory Note
This Current Report on
Form 8-K/A (this
“Amendment”) amends the Current Report on
Form 8-K previously
filed by Brandywine Realty Trust (the “Company”) with the Securities and Exchange Commission on December 12, 2025 (the “Original Report”). The Company is filing this Amendment to provide supplemental information under Item 5.02 regarding the retirement of George D. Johnstone. This Amendment supplements, and should be read in conjunction with, Item 5.02 of the Original Report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Original Report disclosed that George D. Johnstone, the Company’s Executive Vice President – Operations, informed the Company of his intent to retire by the end of the first quarter of 2026 and that Mr. Johnstone and the Company expected to enter into a transition agreement in connection with his retirement.
On March 10, 2026, the Company and Mr. Johnstone entered into a Transition Services and Release Agreement (the “Transition Agreement”). The Transition Agreement confirms Mr. Johnstone’s retirement from his position as the Company’s Executive Vice President – Operations, effective as of February 20, 2026 (the “Transition Date”) and provides that Mr. Johnstone will serve as a Senior Adviser to the Company from the Transition Date until August 20, 2026 (the “Cessation Date”) to support an orderly transition of his former duties to other Company personnel. The Transition Agreement also subjects Mr. Johnstone to non-competition
and
non-solicitation
restrictions until the Cessation Date and includes a general release of claims and customary cooperation and non-disparagement
provisions.
As compensation for his service under (and subject to his compliance with) the Transition Agreement, Mr. Johnstone will receive payments totaling $400,000: (i) $240,000 to be paid on the first regularly scheduled payroll date after the release becomes irrevocable, and (ii) $160,000 to be paid in equal installments at regular payroll intervals from April through August 2026.
The foregoing description of the Transition Agreement is not complete and is subject to, and qualified in its entirety by, the terms of the Transition Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

10.1	Letter Agreement, dated March 10, 2026, by and between George D. Johnstone and Brandywine Realty Trust

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

B RANDYWINE R EALTY T RUST

By:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer

B RANDYWINE O PERATING P ARTNERSHIP , L.P.

B Y : B RANDYWINE R EALTY T RUST , ITS G ENERAL P ARTNER

B Y :	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer
Date: March 13, 2026